SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND

Supplement dated March 3, 1997
to the Prospectus dated September 30, 1996

The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under:



Class Y Shares.         	Effective immediately Class Y Shares are no
longer available for purchase.

FD 01275         3/97

G:\FUNDS\ARMS\1997\SECDOCS\YSTICKER.DOC